Exhibit 8m

Participation Agreement between the issuer and PIMCO Variable Insurance Trust and PIMCO Investments, dated September 16, 2002 as amended through September 17, 2014.

AMENDMENT NUMBER 11

To

PARTICIPATION AGREEMENT

This Amendment Number 11 (the “Amendment”) to the Participation Agreement dated September 16, 2002, by and among PIMCO Variable Insurance Trust (“Fund”), PIMCO Investments (as successor to PIMCO Funds Distributors LLC) (“Underwriter”), Delaware Life Insurance Company (f/k/a Sun Life Assurance Company of Canada (U.S.)) and Delaware Life Insurance Company of New York (f/k/a Sun Life Insurance and Annuity Company of New York) (each a “Company” and collectively, “the Companies”) as amended (the “Agreement”) is effective as of September 17, 2014.

Capitalized terms not otherwise defined herein are defined in the Agreement.

WHEREAS, Sun Life Assurance Company of Canada (U.S.) has changed its name to Delaware Life Insurance Company;

WHEREAS, Sun Life Insurance and Annuity Company of New York has changed its name to Delaware Life Insurance Company of New York;

WHEREAS, the Companies have changed the names of the separate accounts and certain contract marketing names listed in Schedule A to the Agreement; and

WHEREAS, the parties to the Agreement wish to permit the transmission of certain transaction, registration and other data via the facilities of National Securities Clearing Corporation.

NOW, THEREFORE, the parties to the Agreement hereby agree as follows:

1.

The Agreement is hereby amended to revise the respective names of the Companies, in each place where such names appear, from Sun Life Assurance Company of Canada (U.S.) to Delaware Life Insurance Company and from Sun Life Insurance and Annuity Company of New York to Delaware Life Insurance Company of New York.

2.	Schedule A of the Agreement is deleted and replaced in their entirety with Schedule A attached hereto.

3.	Article I of the Agreement is hereby amended by adding the following new sections 1.9 through 1.11:

1.9 The Company may appoint a third-party service provider (a “delegate”), from time to time, to provide certain transactional services relating to Accounts under this Agreement. Such transactional services may include receiving, collecting, transmitting, purchasing, exchanging and redeeming orders of Fund shares on Company’s behalf, pursuant to the applicable terms of this Agreement so long as the Company has undertaken commercially reasonable due diligence to ensure the delegate possesses the requisite expertise, personnel and resources to perform such obligations, and obtains a written agreement from the delegate related to the services to be performed in connection with this Agreement. If the Company appoints one or more delegates to perform any or all of its respective obligations under this Agreement on a subcontracted basis, the Company will remain liable for the delegated acts and omissions of such delegates as if the Company itself performed (or failed to perform) such obligations.

1.10 Transactions in shares of the Fund may be processed through the facilities of the National Securities Clearing Corporation (“NSCC”), including: (i) the Mutual Fund Settlement, Entry and Registration Verification system (“Fund/SERV”), which provides an automated process whereby shareholder purchases and redemptions, exchanges and transactions of mutual fund shares are executed through Fund/SERV and (ii) the Networking service (“Networking”), a centralized and standardized communication system for the exchange of customer-level information and account activity.

1.11 To the extent transactions in shares of the Fund are processed through Fund/SERV or related information is communicated via the Networking System, each party using either Fund/SERV or Networking represents and warrants that it is a member in good standing of the NSCC or otherwise has access to the facilities of the NSCC and agrees to perform any and all duties, functions, procedures and responsibilities assigned to it and as otherwise established by the NSCC applicable to Fund/SERV and the applicable Networking Matrix Level utilized. Each party represents and warrants that all trades, confirmations, and other information it provides to another party through Fund/SERV or Networking shall be complete, accurate, and in the format prescribed by the NSCC. Each party using Fund/SERV or Networking further agrees to establish, implement and maintain procedures reasonably designed to ensure compliance with this Section 1.11 and to ensure the accuracy of all transmissions through Fund/SERV and/or Networking, and to limit access to, and the ability to input data into, Fund/SERV and/or Networking to persons specifically authorized by such party.

4.	All other terms of the Agreement remain in force and unchanged by this Amendment.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date first above written.

PIMCO INVESTMENTS LLC		PIMCO VARIABLE INSURANCE TRUST

By:	/s/ Steven B. Plump	By:	/s/ Eric D. Johnson
Name:	Steven B. Plump	Name:	Eric D. Johnson
Title:	Head of Business Management	Title:	Vice President

DELAWARE LIFE INSURANCE COMPANY		DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

By:	/s/ Richard Termine	By:	/s/ Richard Termine
Name:	Richard Termine	Name:	Richard Termine
Title	Authorized Signer	Title:	Authorized Signer

Schedule A

PIMCO Variable Insurance Trust Portfolios:

PIMCO CommodityRealReturn Strategy Portfolio PIMCO Emerging Markets Bond Portfolio PIMCO Real Return Portfolio	PIMCO All Asset Portfolio PIMCO Total Return Portfolio PIMCO Global Multi-Asset Portfolio

Segregated Asset Accounts:	Date Established

Delaware Life Variable Account F	July 13, 1989
Delaware Life Variable Account G	July 25, 1996
Delaware Life Variable Account H	November 2, 1998
Delaware Life Variable Account I	December 1, 1998
Delaware Life Separate Account R	November 8, 2006
Delaware Life Separate Account S Delaware Life Variable Account K Delaware Life Variable Account M	November 8, 2006 November 8, 2006 March 26, 2001
Delaware Life NY Variable Account C	October 18, 1985
Delaware Life NY Variable Account D	April 24, 2003
Delaware Life NY Variable Account E	July 21, 2003
Delaware Life NY Variable Account H	May 21, 2003
Delaware Life NY Variable Account J	July 12, 2006
Delaware Life NY Separate Account L	November 9, 2006
Delaware Life NY Separate Account M	November 9, 2006
Delaware Life NY Variable Account N	November 9, 2006

PARTICIPATION AGREEMENT

AMENDMENT NO. 10

Effective as of December 1, 2011

THE PARTICIPATION AGREEMENT, dated as of the 16th day of September, 2002 and amended December 1, 2003, September 1, 2004, September 1, 2005, October 1, 2006, January 29, 2007, July 1, 2009, August 1, 2011 and January 1, 2012 and novated April 11, 2011, (the “Agreement”), by and among Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (each a “Company”), on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A (each an “Account”), PIMCO Variable Insurance Trust (the “Fund”), and PIMCO Investments LLC, (collectively, the “Parties”) is hereby amended as follows:

Schedule A of the Agreement is deleted in its entirety and replaced with the following:

Schedule A

PIMCO Variable Insurance Trust Portfolios:

PIMCO CommodityRealReturn Strategy Portfolio PIMCO Emerging Markets Bond Portfolio PIMCO High Yield Portfolio PIMCO Low Duration Portfolio PIMCO Real Return Portfolio	PIMCO All Asset Portfolio PIMCO Commodities Real Return Portfolio PIMCO Total Return Portfolio PIMCO Global Multi-Asset Portfolio

Segregated Asset Accounts:	Date Established
Sun Life of Canada (U.S.) Variable Account F	July 13, 1989
Sun Life of Canada (U.S.) Variable Account G	July 25, 1996
Sun Life of Canada (U.S.) Variable Account H	November 2, 1998
Sun Life of Canada (U.S.) Variable Account I	December 1, 1998
Sun Life of Canada (U.S.) Variable Account R	November 8, 2006
Sun Life of Canada (U.S.) Variable Account S Sun Life of Canada (U.S.) Variable Account K Sun Life of Canada (U.S.) Variable Account M	November 8, 2006 November 8, 2006 March 26, 2001
Sun Life (N.Y.) Variable Account C	October 18, 1985
Sun Life (N.Y.) Variable Account D	April 24, 2003
Sun Life (N.Y.) Variable Account E	July 21, 2003
Sun Life (N.Y.) Variable Account H	May 21, 2003
Sun Life (N.Y.) Variable Account J	July 12, 2006
Sun Life (N.Y.) Variable Account L	November 9, 2006
Sun Life (N.Y.) Variable Account M	November 9, 2006
Sun Life (N.Y.) Variable Account N	November 9, 2006
Keyport 401 Variable Account P	March 26, 2001

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date and year first written above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

By: /s/ David R. Nix Name: David R. Nix Title: Assistant Vice President	By: /s/ William T. Evers Name: William T. Evers Title: AVP and Senior Counsel

PIMCO VARIABLE INSURANCE TRUST By its authorized officer By: /s/ Eric Johnson Name: Eric Johnson Title: Senior VP	PIMCO INVESTMENTS LLC By its authorized officer By: /s/ Steven B. Plump Name: Steven B. Plump Title: Vice President

Amendment No. 9 to Participation Agreement

This Amendment to the Participation Agreement (“Agreement”), dated September 16, 2002, between PIMCO Variable Insurance Trust (the “Fund”), PIMCO Investments LLC (the “Underwriter”) and Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (collectively the “Company”) is effective this 1st day of January, 2012. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such term in the Agreement.

WHEREAS, the Fund and the Company desire to distribute the prospectuses of the Fund pursuant to Rule 498 of the Securities Act of 1933 (“Rule 498”); and

WHEREAS, the parties desire to set out the roles and responsibilities for complying with Rule 498 and other applicable laws.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, and intending to be legally bound, the Agreement is hereby amended as follows:

1.	For purposes of this Amendment, the terms Summary Prospectus and Statutory Prospectus shall have the same meaning as set forth in Rule 498.

2.

The Fund shall provide the Company with copies of the Summary Prospectuses and any Supplements thereto in the same manner and at the same times as the Participation Agreement requires that the Fund provide the Company with Statutory Prospectuses and any Supplements thereto.

3.	The Fund and/or the Underwriter shall be responsible for compliance with Rule 498(e).

4.

The Fund and Underwriter each represents and warrants that the Summary Prospectuses and the web site hosting of such Summary Prospectuses will comply with the requirements of Rule 498 applicable to the Fund. The Fund further represents and warrants that it has appropriate policies and procedures in place in accordance with Rule 498(e)(4) to ensure that such web site continuously complies with Rule 498.

5.

The Fund and Underwriter each agrees that the URL indicated on each Summary Prospectus will lead Company contract owners (“Contract Owners”) directly to the web page used for hosting Summary Prospectuses and that such web page will host the current Fund documents required to be posted in compliance with Rule 498. The Fund and Underwriter agree that the web landing page used for hosting Summary Prospectuses will not contain any materials for any variable or fixed annuity insurance product.

6.

The Fund and Underwriter represent and warrant that they will be responsible for compliance with the provisions of Rule 498(f)(1) involving Contract Owner requests for additional Fund documents made directly to the Fund, Underwriter or one of their affiliates. The Fund and Underwriter further represent and warrant that any information obtained about Contract Owners pursuant to this provision will be used solely for the purposes of responding to requests for additional Fund documents and the analysis of compliance with internal service standards, and may be retained in accordance with applicable record retention rules.

7.	The Company represents and warrants that it will respond to requests for additional Fund documents made by Contract Owners directly to the Company or one of its affiliates.

8.	The Company represents and warrants that any binding together of Summary Prospectuses and/or Statutory Prospectuses for which the Company is responsible will be done in compliance with Rule 498.

9.

If the Fund determines that it will end its use of the Summary Prospectus delivery option, the Fund and Underwriter will provide the Company with at least 60 days’ advance notice of its intent to end usage, or as soon as reasonable practicable prior to ending such usage if the provision of 60 days’ notice is beyond its reasonable control in the circumstances.

10.

The parties agree that all other provisions of the Participation Agreement, including the Indemnification provisions, will apply to the terms of this Amendment as applicable. Additionally, the parties agree to indemnify the other for any and all losses related to any non-compliance with Rule 498 that results in any losses or expense to a party or its customers.

11.

The parties agree that the Company is not required to distribute Summary Prospectuses to Contract Owners, but rather that the use of the Summary Prospectuses will be at the discretion of the Company. At this time, the Company intends use of the Summary Prospectuses for its Annuity business and continued use of the Statutory Prospectuses as the Company deems appropriate.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized officer as of the date first written above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

By:     /s/ Stephen Deschenes

Name and Title: Stephen Deschenes, Senior Vice President

Date: 1/26/12

By: /s/ Susan J. Lazzo

Name and Title: Susan J. Lazzo, AVP & Senior Counsel

Date: 1/26/12

PIMCO VARIABLE INSURANCE TRUST

By:     /s/ Eric Johnson

Name and Title: Eric Johnson- VP

Date: 2/8/12

By:

Name and Title:

Date:

PIMCO INVESTMENTS LLC

By:    /s/ Steven B. Plump

Name and Title: Steven B. Plump Vice President

Date: 2/8/12

By:

Name and Title:

Date:

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PARTICIPATION AGREEMENT

AMENDMENT NO. 8

Effective as of August 1, 2011

THE PARTICIPATION AGREEMENT, dated as of the 16th day of September, 2002 and amended December 1, 2003, September 1, 2004, September 1, 2005, October 1, 2006, January 29, 2007, and July 1, 2009 and novated April 11, 2011, (the “Agreement”), by and among Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (each a “Company”), on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A (each an “Account”), PIMCO Variable Insurance Trust (the “Fund”), and PIMCO Investments LLC, (collectively, the “Parties”) is hereby amended as follows:

Schedule A of the Agreement is deleted in its entirety and replaced with the following:

Schedule A

PIMCO Variable Insurance Trust Portfolios:

PIMCO CommodityRealReturn Strategy Portfolio PIMCO Emerging Markets Bond Portfolio PIMCO High Yield Portfolio PIMCO Low Duration Portfolio PIMCO Real Return Portfolio	PIMCO All Asset Portfolio PIMCO Commodities Real Return Portfolio PIMCO Total Return Portfolio PIMCO Global Multi-Asset Portfolio

Segregated Asset Accounts:	Date Established
Sun Life of Canada (U.S.) Variable Account F	July 13, 1989
Sun Life of Canada (U.S.) Variable Account G	July 25, 1996
Sun Life of Canada (U.S.) Variable Account H	November 2, 1998
Sun Life of Canada (U.S.) Variable Account I	December 1, 1998
Sun Life of Canada (U.S.) Variable Account R	November 8, 2006
Sun Life of Canada (U.S.) Variable Account S Sun Life of Canada (U.S.) Variable Account K	November 8, 2006 November 8, 2006
Sun Life (N.Y.) Variable Account C	October 18, 1985
Sun Life (N.Y.) Variable Account D	April 24, 2003
Sun Life (N.Y.) Variable Account E	July 21, 2003
Sun Life (N.Y.) Variable Account H	May 21, 2003
Sun Life (N.Y.) Variable Account J	July 12, 2006
Sun Life (N.Y.) Variable Account L	November 9, 2006
Sun Life (N.Y.) Variable Account M	November 9, 2006
Sun Life (N.Y.) Variable Account N	November 9, 2006
Keyport 401 Variable Account P	March 26, 2001

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date and year first written above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

By: /s/ Stephen L.Deschenes Name: Stephen L. Deschenes Title: Senior Vice President	By: /s/ Susan J. Lazzo Name: Susan J. Lazzo Title: Vice President

PIMCO VARIABLE INSURANCE TRUST By its authorized officer By: /s/ Eric D. Johnson Name: Eric D. Johnson Title: Vice President	PIMCO INVESTMENTS LLC By its authorized officer By: /s/ Gregory A. Bishop Name: Gregory A. Bishop Title: AVP and Senior Counsel

10

PARTICIPATION AGREEMENT

AMENDMENT NO. 7

Effective as of July 1, 2009

THE PARTICIPATION AGREEMENT, dated as of the 16th day of September, 2002 and amended December 1, 2003, September 1, 2004, September 1, 2005, October 1, 2006 and January 29, 2007, (the “Agreement”), by and among Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (each a “Company”), on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A (each an “Account”), PIMCO Variable Insurance Trust (the “Fund”), and Allianz Global Investors Distributors LLC (formerly PA Distributors LLC) (the “Underwriter”), (collectively, the “Parties”) is hereby amended as follows:

1. Schedule A of the Agreement is deleted in its entirety and replaced with the following:

Schedule A

PIMCO Variable Insurance Trust Portfolios:

PIMCO CommodityRealReturn Strategy Portfolio

PIMCO Emerging Markets Bond Portfolio

PIMCO High Yield Portfolio

PIMCO Low Duration Portfolio

PIMCO Real Return Portfolio

PIMCO All Asset Portfolio

PIMCO Commodities Real Return Portfolio

PIMCO Total Return Portfolio

PIMCO Global Multi-Asset Portfolio

Segregated Asset Accounts:	Date Established

Sun Life of Canada (U.S.) Variable Account F	July 13, 1989

Sun Life of Canada (U.S.) Variable Account G	July 25, 1996

Sun Life of Canada (U.S.) Variable Account H	November 2, 1998

Sun Life of Canada (U.S.) Variable Account I	December 1, 1998

Sun Life of Canada (U.S.) Variable Account R	November 8, 2006

Sun Life of Canada (U.S.) Variable Account S	November 8, 2006

Sun Life (NY) Variable Account C	October 18, 1985

Sun Life (NY) Variable Account D	April 24, 2003

Sun Life (NY) Variable Account E	July 21, 2003

Sun Life (NY) Variable Account H	May 21, 2003

Sun Life (NY) Variable Account J	July 12, 2006

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Sun Life (NY) Variable Account L	November 9, 2006

Sun Life (NY) Variable Account M	November 9, 2006

Keyport 401 Variable Account P	March 26, 2001

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date and year first written above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.):

By: /s/ Michael F. Conwill For the President Name: Michael F. Conwill Title: Vice President	By: /s/ Susan J. Lazzo For the Secretary Name: Susan J. Lazzo Title: Assistant Vice President and Senior Counsel

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK:

By: /s/ Michael F. Conwill For the President Name: Michael F. Conwill Title: Vice President	By: /s/ Susan J. Lazzo For the Secretary Name: Susan J. Lazzo Title: Assistant Vice President and Senior Counsel

PIMCO VARIABLE INSURANCE TRUST

By its authorized officer

By: /s/ Pat Shott

Name:

Title:

ALLIANZ GLOBAL INVESTORS DISTRIBUTORS LLC

By its authorized officer

By: /s/ Steven B. Plump

Name: Steven B. Plump

Title: Executive Vice President

PARTICIPATION AGREEMENT

AMENDMENT NO. 6

Effective as of January 29, 2007

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THE PARTICIPATION AGREEMENT, dated as of the 16th day of September, 2002 and amended December 1, 2003, September 1, 2004, September 1, 2005, and October 1, 2006 (the “Agreement”), by and among Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (each a “Company”), on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A (each an “Account”), PIMCO Variable Insurance Trust (the “Fund”), and Allianz Global Investors Distributors LLC (formerly PA Distributors LLC) (the “Underwriter”), (collectively, the “Parties”) is hereby amended as follows:

1. Schedule A of the Agreement is deleted in its entirety and replaced with the following:

Schedule A

PIMCO Variable Insurance Trust Portfolios:

PIMCO CommodityRealReturn Strategy Portfolio

PIMCO Emerging Markets Bond Portfolio

PIMCO High Yield Portfolio

PIMCO Low Duration Portfolio

PIMCO Real Return Portfolio

PIMCO All Asset Portfolio

PIMCO Commodities Real Return Portfolio

PIMCO Total Return Portfolio

Segregated Asset Accounts:	Date Established

Sun Life of Canada (U.S.) Variable Account F	July 13, 1989

Sun Life of Canada (U.S.) Variable Account G	July 25, 1996

Sun Life of Canada (U.S.) Variable Account H	November 2, 1998

Sun Life of Canada (U.S.) Variable Account I	December 1, 1998

Sun Life of Canada (U.S.) Variable Account R	November 8, 2006

Sun Life of Canada (U.S.) Variable Account S	November 8, 2006

Sun Life (NY) Variable Account C	October 18, 1985

Sun Life (NY) Variable Account D	April 24, 2003

Sun Life (NY) Variable Account E	July 21, 2003

Sun Life (NY) Variable Account H	May 21, 2003

Sun Life (NY) Variable Account J	July 12, 2006

Sun Life (NY) Variable Account L	November 9, 2006

Sun Life (NY) Variable Account M	November 9, 2006

Keyport 401 Variable Account P	March 26, 2001

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IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date and year first written above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.):

By: /s/ Raymond Scanlon For the President Name: Raymond Scanlon Title: Vice President	By: /s/ Bruce Teichner For the Secretary Name: Bruce Teichner Title: Assistant Vice President and Senior Counsel

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK:

By: /s/ Raymond Scanlon For the President Name: Raymond Scanlon Title: Vice President	By: /s/ Bruce Teichner For the Secretary Name: Bruce Teichner Title: Assistant Vice President and Senior Counsel

PIMCO VARIABLE INSURANCE TRUST

By its authorized officer

By:      /s/ Jeffrey M. Sargent

Name: Jeffrey M. Sargent

Title:   Senior Vice President

ALLIANZ GLOBAL INVESTORS DISTRIBUTORS LLC

By its authorized officer

By: /s/ Jim Patrick

Name: Jim Patrick

Title: Managing Director

PARTICIPATION AGREEMENT

AMENDMENT NO. 5

Effective as of October 1, 2006

THE PARTICIPATION AGREEMENT, dated as of the 16th day of September, 2002 and amended December 1, 2003, September 1, 2004, September 1, 2005 and October 1,2006 (the “Agreement”), by and among Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (each a “Company”), on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A (each an “Account”), PIMCO Variable Insurance Trust (the “Fund”), and Allianz Global Investors Distributors LLC (formerly PA Distributors LLC) (the “Underwriter”), (collectively, the “Parties”) is hereby amended as follows:

1. Schedule A of the Agreement is deleted in its entirety and replaced with the following:

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Schedule A

PIMCO Variable Insurance Trust Portfolios:

PIMCO CommodityRealReturn Strategy Portfolio

PIMCO Emerging Markets Bond Portfolio

PIMCO High Yield Portfolio

PIMCO Low Duration Portfolio

PIMCO Real Return Portfolio

PIMCO All Asset Portfolio

PIMCO Commodities Real Return Portfolio

PIMCO Total Return Portfolio

Segregated Asset Accounts:	Date Established

Sun Life of Canada (U.S.) Variable Account F	July 13, 1989

Sun Life of Canada (U.S.) Variable Account G	July 25, 1996

Sun Life of Canada (U.S.) Variable Account H	November 2, 1998

Sun Life of Canada (U.S.) Variable Account I	December 1, 1998

Sun Life (NY) Variable Account C	October 18, 1985

Sun Life (NY) Variable Account D	April 24, 2003

Sun Life (NY) Variable Account E	July 21, 2003

Sun Life (NY) Variable Account H	May 21, 2003

Sun Life (NY) Variable Account J	July 12, 2006

Keyport 401 Variable Account P	March 26, 2001

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date and year first written above.

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SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.):

By: /s/ John E. Coleman For the President Name: John E. Coleman Title: Vice President	By: /s/ Susan J. Lazzo For the Secretary Name: Susan J. Lazzo Title: Senior Counsel

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK:

By: /s/ John E. Coleman For the President Name: John E. Coleman Title: Vice President	By: /s/ Susan J. Lazzo For the Secretary Name: Susan J. Lazzo Title: Senior Counsel

PIMCO VARIABLE INSURANCE TRUST

By its authorized officer

By:      /s/ Jeffrey M. Sargent

Name: Jeffrey M. Sargent

Title:   Senior Vice President

ALLIANZ GLOBAL INVESTORS DISTRIBUTORS LLC

By its authorized officer

By:      /s/ Brian Jacobs

Name: Brian Jacobs

Title:   Managing Director

PARTICIPATION AGREEMENT

AMENDMENT NO. 4

Effective as of October 1, 2006

THE PARTICIPATION AGREEMENT, dated as of the 16th day of September, 2002 and amended December 1, 2003, September 1, 2004 and September 1, 2005 (the “Agreement”), by and among Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (each a “Company”), on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A (each an “Account”), PIMCO Variable Insurance Trust (the “Fund”), and Allianz Global Investors Distributors LLC (formerly PA Distributors LLC) (the “Underwriter”), (collectively, the “Parties”) is hereby amended as follows:

1. Schedule A of the Agreement is deleted in its entirety and replaced with the following:

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Schedule A

PIMCO Variable Insurance Trust Portfolios:

PIMCO Emerging Markets Bond Portfolio

PIMCO High Yield Portfolio

PIMCO Low Duration Portfolio

PIMCO Real Return Portfolio

PIMCO All Asset Portfolio

PIMCO Commodities Real Return Portfolio

PIMCO Total Return Portfolio

Segregated Asset Accounts:	Date Established

Sun Life of Canada (U.S.) Variable Account F	July 13, 1989

Sun Life of Canada (U.S.) Variable Account G	July 25, 1996

Sun Life of Canada (U.S.) Variable Account H	November 2, 1998

Sun Life of Canada (U.S.) Variable Account I	December 1, 1998

Sun Life (NY) Variable Account C	October 18, 1985

Sun Life (NY) Variable Account D	April 24, 2003

Sun Life (NY) Variable Account E	July 21, 2003

Sun Life (NY) Variable Account H	May 21, 2003

Sun Life (NY) Variable Account J	July 12, 2006

Keyport 401 Variable Account P	March 26, 2001

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date and year first written above.

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SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.):

By: /s/ John E. Coleman For the President Name: John E. Coleman Title: Vice President	By: /s/ Susan J. Lazzo For the Secretary Name: Susan J. Lazzo Title: Senior Counsel

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK:

By: /s/ John E. Coleman For the President Name: John E. Coleman Title: Vice President	By: /s/ Susan J. Lazzo For the Secretary Name: Susan J. Lazzo Title: Senior Counsel

PIMCO VARIABLE INSURANCE TRUST

By its authorized officer

By:      /s/ Jeffrey M. Sargent

Name: Jeffrey M. Sargent

Title:   Senior Vice President

ALLIANZ GLOBAL INVESTORS DISTRIBUTORS LLC

By its authorized officer

By:      /s/ Brian Jacobs

Name: Brian Jacobs

Title:   Managing Director

PARTICIPATION AGREEMENT

AMENDMENT NO. 3

Effective as of September 1, 2005

THE PARTICIPATION AGREEMENT, dated as of the 16th day of September, 2002 and amended December 1, 2003 and September 1, 2004 (the “Agreement”), by and among Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (each a “Company”), on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A (each an “Account”), PIMCO Variable Insurance Trust (the “Fund”), and Allianz Global Investors Distributors LLC (formerly PA Distributors LLC) (the “Underwriter”), (collectively, the “Parties”) is hereby amended as follows:

1. Schedule A of the Agreement is deleted in its entirety and replaced with the following:

Schedule A

PIMCO Variable Insurance Trust Portfolios:

PIMCO Emerging Markets Bond Portfolio

PIMCO High Yield Portfolio

PIMCO Low Duration Portfolio

PIMCO Real Return Portfolio

PIMCO All Asset Portfolio

PIMCO Commodities Real Return Portfolio

PIMCO Total Return Portfolio

Segregated Asset Accounts:	Date Established

Sun Life of Canada (U.S.) Variable Account F	July 13, 1989

Sun Life of Canada (U.S.) Variable Account G	July 25, 1996

Sun Life of Canada (U.S.) Variable Account H	November 2, 1998

Sun Life of Canada (U.S.) Variable Account I	December 1, 1998

Sun Life (NY) Variable Account C	October 18, 1985

Sun Life (NY) Variable Account D	April 24, 2003

Sun Life (NY) Variable Account E	May 21, 2003

Keyport 401 Variable Account P	March 26, 2001

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date and year first written above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.):

By: /s/ Mary M. Fay For the President Name: Mary Fay Title: Vice President	By: /s/ Susan J. Lazzo For the Secretary Name: Susan J. Lazzo Title: Senior Counsel

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK:

By: /s/ Mary M. Fay For the President Name: May Fay Title: Vice President, Annuities	By: /s/ Susan J. Lazzo For the Secretary Name: Susan J. Lazzo Title: Senior Counsel

PIMCO VARIABLE INSURANCE TRUST

By its authorized officer

By:      /s/ Jeff Sargent

Name: Jeff Sargent

Title:   Senior Vice President

ALLIANZ GLOBAL INVESTORS DISTRIBUTORS LLC

By its authorized officer

By:      /s/ E. Blake Moore, Jr.

Name: E. Blake Moore, Jr.

Title:   Managing Director/ CEO

PARTICIPATION AGREEMENT

AMENDMENT NO. 2

Effective as of September 1, 2004

THE PARTICIPATION AGREEMENT, dated as of the 16th day of September, 2002 and amended December 1, 2003 (the “Agreement”), by and among Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (each a “Company”), on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A (each an “Account”), PIMCO Variable Insurance Trust (the “Fund”), and PA Distributors LLC (formerly PIMCO Advisors Distributors LLC) (the “Underwriter”), (collectively, the “Parties”) is hereby amended as follows:

1. Schedule A of the Agreement is deleted in its entirety and replaced with the following:

Schedule A

PIMCO Variable Insurance Trust Portfolios:

PIMCO Emerging Markets Bond Portfolio

PIMCO High Yield Portfolio

PIMCO Low Duration Portfolio

PIMCO Real Return Portfolio

PIMCO Total Return Portfolio

Segregated Asset Accounts:	Date Established

Sun Life of Canada (U.S.) Variable Account F	July 13, 1989

Sun Life of Canada (U.S.) Variable Account G	July 25, 1996

Sun Life of Canada (U.S.) Variable Account H	November 2, 1998

Sun Life of Canada (U.S.) Variable Account I	December 1, 1998

Sun Life (NY) Variable Account C	October 18, 1985

Sun Life (NY) Variable Account D	April 24, 2003

Sun Life (NY) Variable Account E	May 21, 2003

Keyport 401 Variable Account P	March 26, 2001

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date and year first written above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.):

By its authorized officers By: /s/ Susan J. Lazzo For the President Name: Susan J. Lazzo Title: Senior Counsel	By: /s/ Randi M. Sterrn For the Secretary Name: Randi M. Sterrn Title: Vice President, Product Pricing and Design

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK:

By its authorized officers By: /s/ Susan J. Lazzo For the President Name: Susan J. Lazzo Title: Senior Counsel	By: /s/ Randi M. Sterrn For the Secretary Name: Randi M. Sterrn Title: Vice President, Product Pricing and Design

PIMCO VARIABLE INSURANCE TRUST

By its authorized officer

By: /s/ Jeff Sargent

Name: Jeff Sargent

Title: Senior Vice President

PA DISTRIBUTORS LLC

By its authorized officer

By: /s/ E. Blake Moore, Jr.

Name: E. Blake Moore, Jr.

Title: Managing Director/ CEO

PARTICIPATION AGREEMENT

AMENDMENT NO. 1

Effective as of December 1, 2003

THE PARTICIPATION AGREEMENT, dated as of the 16th day of September, 2002 (the “Agreement”), by and among Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (each a “Company”), on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A (each an “Account”), PIMCO Variable Insurance Trust (the “Fund”), and PIMCO Advisors Distributors LLC (the “Underwriter”), (collectively, the “Parties”) is hereby amended as follows:

1. Schedule A of the Agreement is deleted in its entirety and replaced with the following:

Schedule A

PIMCO Variable Insurance Trust Portfolios:

PIMCO Emerging Markets Bond Portfolio

PIMCO High Yield Portfolio

PIMCO Low Duration Portfolio

PIMCO Real Return Portfolio

PIMCO Total Return Portfolio

Segregated Asset Accounts:

Sun Life of Canada (U.S.) Variable Account F

Sun Life of Canada (U.S.) Variable Account G

Sun Life of Canada (U.S.) Variable Account H

Sun Life of Canada (U.S.) Variable Account I

Sun Life (NY) Variable Account C

Sun Life (NY) Variable Account D

Keyport 401 Variable Account P

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date and year first written above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.):

By its authorized officers

By:
For the President
Name:	John T. Coleman
Title:	Vice President, Corporate Markets

By:
For the Secretary
Name:	Randi M. Sterrn
Title:	Vice President, Product Pricing and Design

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK:

By its authorized officers

By:
For the President
Name:	John T. Coleman
Title:	Vice President, Corporate Markets

By:
For the Secretary
Name:	Edward M. Shea
Title:	Assistant Vice President and Senior Counsel

PIMCO VARIABLE INSURANCE TRUST

By its authorized officer

By:
Name:
Title:

PIMCO ADVISORS DISTRIBUTORS LLC

By its authorized officer

By: ____________________________________
Name:
Title:

PARTICIPATION AGREEMENT

Among

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.),

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK,

PIMCO VARIABLE INSURANCE TRUST,

and

PIMCO FUNDS DISTRIBUTORS LLC

THIS AGREEMENT, dated as of the 16th day of September, 2002, by and among Sun Life Assurance Company of Canada (U.S.) a Delaware life insurance company, and Sun Life Insurance and Annuity Company of New York, a New York life insurance company (each of which is hereinafter referred to as the “Company”), each of which is life insurance company, on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule A hereto as may be amended from time to time (each account hereinafter referred to as the “Account”), PIMCO Variable Insurance Trust (the “Fund”), a Delaware business trust, and PIMCO Funds Distributors LLC (the “Underwriter”), a Delaware limited liability company.

WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance and variable annuity contracts (the “Variable Insurance Products”) to be offered by insurance companies which have entered into participation agreements with the Fund and Underwriter (“Participating Insurance Companies”);

WHEREAS, the shares of beneficial interest of the Fund are divided into several series of shares, each designated a “Portfolio” and representing the interest in a particular managed portfolio of securities and other assets;

WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission (the “SEC”) granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended, (the “1940 Act”) and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, if and to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (the “Mixed and Shared Funding Exemptive Order”);

WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and shares of the Portfolios are registered under the Securities Act of 1933, as amended (the “1933 Act”);

WHEREAS, Pacific Investment Management Company (the “Adviser”), which serves as investment adviser to the Fund, is duly registered as an investment adviser under the federal Investment Advisers Act of 1940, as amended;

WHEREAS, the Company has issued or will issue certain variable life insurance and/or variable annuity contracts supported wholly or partially by the Account (the “Contracts”), and said Contracts are listed in Schedule A hereto, as it may be amended from time to time by mutual written agreement;

WHEREAS, the Account is duly established and maintained as a segregated asset account, duly established by the Company, on the date shown for such Account on Schedule A hereto, to set aside and invest assets attributable to the aforesaid Contracts;

WHEREAS, the Underwriter, which serves as distributor to the Fund, is registered as a broker dealer with the SEC under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and is a member in good standing of the National Association of Securities Dealers, Inc. (the “NASD”); and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase Administrative Class shares in the Portfolios listed in Schedule A hereto, as it may be amended from time to time by mutual written agreement (the “Designated Portfolios”) on behalf of the Account to fund the aforesaid Contracts, and the Underwriter is authorized to sell such shares to the Account at net asset value;

NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and the Underwriter agree as follows:

ARTICLE I. Sale of Fund Shares

The Fund has granted to the Underwriter exclusive authority to distribute the Fund’s shares, and has agreed to instruct, and has so instructed, the Underwriter to make available to the Company for purchase on behalf of the Account, Fund shares of those Designated Portfolios selected by the Underwriter. Pursuant to such authority and instructions, the Underwriter agrees to make available to the Company for purchase on behalf of the Account, shares of those Designated Portfolios listed on Schedule A to this Agreement, such purchases to be effected at net asset value in accordance with Section 1.3 of this Agreement. Notwithstanding the foregoing, (i) Fund series (other than those listed on Schedule A) in existence now or that may be established in the future will be made available to the Company only as the Underwriter may so provide, and (ii) the Board of Trustees of the Fund (the “Board”) may suspend or terminate the offering of Fund shares of any Designated Portfolio or class thereof, if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, suspension or termination is necessary in the best interests of the shareholders of such Designated Portfolio.

The Fund shall redeem for cash, at the Company’s request, any full or fractional Designated Portfolio shares held by the Company on behalf of the Account, such redemptions to be effected at net asset value in accordance with Section 1.3 of this Agreement. Notwithstanding the foregoing, (i) the Company shall not redeem Fund shares attributable to Contract owners except in the circumstances permitted in Section 10.3 of this Agreement, and (ii) the Fund may delay redemption of Fund shares of any Designated Portfolio to the extent permitted by the 1940 Act, and any rules, regulations or orders thereunder.

Purchase and Redemption Procedures

The Fund hereby appoints the Company as an agent of the Fund for the limited purpose of receiving purchase and redemption requests on behalf of the Account for shares of those Designated Portfolios made available hereunder, based on allocations of amounts to the Account or subaccounts thereof under the Contracts and other transactions relating to the Contracts or the Account. Receipt of any such request (or relevant transactional information therefor) on any day the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the SEC (a “Business Day”) by the Company as such limited agent of the Fund prior to the time that the Fund ordinarily calculates its net asset value as described from time to time in the Fund Prospectus (which as of the date of execution of this Agreement is 4:00 p.m. Eastern Time) shall constitute receipt by the Fund on that same Business Day, provided that the Fund receives notice of such request by 9:00 a.m. Eastern Time on the next following Business Day.

The Company shall pay for shares of each Designated Portfolio on the same day that it notifies the Fund of a purchase request for such shares. Payment for Designated Portfolio shares shall be made in federal funds transmitted to the Fund by wire to be received by the Fund by 4:00 p.m. Eastern Time on the day the Fund is notified of the purchase request for Designated Portfolio shares (unless the Fund determines and so advises the Company that sufficient proceeds are available from redemption of shares of other Designated Portfolios effected pursuant to redemption requests tendered by the Company on behalf of the Account).

Payment for Designated Portfolio shares redeemed by the Account or the Company shall be made in federal funds transmitted by wire to the Company or any other designated person on the Business Day when the Fund is properly notified of the redemption order of such shares (unless redemption proceeds are to be applied to the purchase of shares of other Designated Portfolios in accordance with Section 1.3(b) of this Agreement), except that the Fund reserves the right to delay payment of redemption proceeds to the extent permitted under Section 22(e) of the 1940 Act and any Rules thereunder, and in accordance with the procedures and policies of the Fund as described in the then current prospectus.

The Fund shall use its best efforts to make the net asset value per share for each Designated Portfolio available to the Company by 7:00 p.m. Eastern Time each Business Day, and in any event, as soon as reasonably practicable after the net asset value per share for such Designated Portfolio is calculated, and shall calculate such net asset value in accordance with the Fund’s Prospectus. If the Trust provides materially incorrect share net asset value information, the number of shares purchased or redeemed shall be adjusted to reflect the correct net asset value per share. Any material error in the calculation or reporting of net asset value per share, dividend or capital gain information shall be reported promptly upon discovery to the Company.

The Fund shall furnish notice (by wire or telephone followed by written confirmation) to the Company as soon as reasonably practicable of any income dividends or capital gain distributions payable on any Designated Portfolio shares. The Company, on its behalf and on behalf of the Account, hereby elects to receive all such dividends and distributions as are payable on any Designated Portfolio shares in the form of additional shares of that Designated Portfolio. The Company reserves the right, on its behalf and on behalf of the Account, to revoke this election and to receive all such dividends and capital gain distributions in cash. The Fund shall notify the Company promptly of the number of Designated Portfolio shares so issued as payment of such dividends and distributions.

Issuance and transfer of Fund shares shall be by book entry only. Stock certificates will not be issued to the Company or the Account. Purchase and redemption orders for Fund shares shall be recorded in an appropriate ledger for the Account or the appropriate subaccount of the Account.

The parties hereto acknowledge that the arrangement contemplated by this Agreement is not exclusive; the Fund’s shares may be sold to other insurance companies (subject to Section 1.8 hereof) and the cash value of the Contracts may be invested in other investment companies. provided, however, that until this Agreement is terminated pursuant to Article X, the Company shall promote the Designated Portfolios on a similar basis as other funding vehicles available under the Contracts.

The Underwriter and the Fund shall sell Fund shares only to Participating Insurance Companies and their separate accounts and to persons or plans (“Qualified Persons”) that communicate to the Underwriter and the Fund that they qualify to purchase shares of the Fund under Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder without impairing the ability of the Account to consider the portfolio investments of the Fund as constituting investments of the Account for the purpose of satisfying the diversification requirements of Section 817(h). The Underwriter and the Fund shall not sell Fund shares to any insurance company or separate account unless an agreement complying with Article VI of this Agreement is in effect to govern such sales, to the extent required. The Company hereby represents and warrants that it and the Account are Qualified Persons. The Fund reserves the right to cease offering shares of any Designated Portfolio in the discretion of the Fund.

ARTICLE II. Representations and Warranties

The Company represents and warrants that the Contracts (a) are, or prior to issuance will be, registered under the 1933 Act, or (b) are not registered because they are properly exempt from registration under the 1933 Act or will be offered exclusively in transactions that are properly exempt from registration under the 1933 Act. The Company further represents and warrants that the Contracts will be issued in compliance in all material respects with all applicable federal securities and state securities and insurance laws. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law, that it has legally and validly established the Account prior to any issuance or sale thereof as a segregated asset account under Delaware insurance laws, and that it (a) has registered or, prior to any issuance or sale of the Contracts, will register the Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts, or alternatively (b) has not registered the Account in proper reliance upon an exclusion from registration under the 1940 Act. The Company shall register and qualify the Contracts or interests therein as securities in accordance with the laws of the various states only if and to the extent deemed advisable by the Company.

The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with applicable state and federal securities laws and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund or the Underwriter.

The Fund may make payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act. Prior to financing distribution expenses pursuant to Rule 12b-1, the Fund will have the Board, a majority of whom are not interested persons of the Fund, formulate and approve a plan pursuant to Rule 12b-1 under the 1940 Act to finance distribution expenses.

The Fund makes no representations as to whether any aspect of its operations, including, but not limited to, investment policies, fees and expenses, complies with the insurance laws of the various states.

The Fund represents that it is lawfully organized and validly existing under the laws of the State of Delaware and that it does and will comply in all material respects with the 1940 Act.

The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the Fund shares in accordance with any applicable state and federal securities laws.

The Fund and the Underwriter represent and warrant that all of their trustees/directors, officers, employees, investment advisers, and other individuals or entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimum coverage as required currently by Rule 17g-1 of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

The Company represents and warrants that all of its directors, officers, employees, and other individuals/entities employed or controlled by the Company dealing with the money and/or securities of the Account are covered by a blanket fidelity bond or similar coverage for the benefit of the Account, in an amount not less than $5 million. The aforesaid bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company. The Company agrees to hold for the benefit of the Fund and to pay to the Fund any amounts received under bond for larceny, embezzlement or other events covered by the aforesaid bond to the extent such amounts properly belong to the Fund pursuant to the terms of this Agreement. The Company agrees to make all reasonable efforts to see that this bond or another bond containing these provisions is always in effect, and agrees to notify the Fund and the Underwriter in the event that such coverage no longer applies.

ARTICLE III. Prospectuses and Proxy Statements; Voting

The Underwriter shall provide the Company with as many copies of the Fund’s current prospectus or, to the extent permitted, the Fund’s profiles as the Company may reasonably request. For the initial 12-month period following the effective date of this agreement, the Fund shall contribute a maximum of $5,000 in aggregate towards the expenses of printing copies of the Fund’s prospectus requested by the Company under this section, without regard to whether such prospectuses are distributed to owners or prospective owners of Contracts issued by the Company. After the initial 12-month period, the Fund shall bear the expense of printing copies of the current prospectus for the Contracts that will be distributed to existing Contract owners, and the Company shall bear the expense of printing copies of the Fund’s prospectus and profiles that are used in connection with offering the Contracts issued by the Company. If requested by the Company in lieu thereof, the Fund shall provide such documentation (including a final copy of the new prospectus on diskette at the Fund’s expense) and other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus for the Fund is amended) to have the prospectus for the Contracts and the Fund’s prospectus printed together in one document (expenses for such printing to be apportioned between the Company and the Fund in proportion to the number of pages of the Contract and Fund prospectuses, taking account of other relevant factors affecting the expense of printing, such as covers, columns, graphs and charts), provided, however, that the Company shall bear the expenses of printing prospectuses that are distributed to prospective purchasers of Variable Contracts

The Fund’s prospectus shall state that the current Statement of Additional Information (“SAI”) for the Fund is available, and the Underwriter (or the Fund), at its expense, shall provide a reasonable number of copies of such SAI free of charge to the Company for itself and for any owner of a Contract who requests such SAI.

The Fund shall provide the Company with information regarding the Fund’s expenses, which information may include a table of fees and related narrative disclosure for use in any prospectus or other descriptive document relating to a Contract.

The Fund, at its expense, shall provide the Company with copies of its proxy material, reports to shareholders, and other communications to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

The Company shall:

solicit voting instructions from Contract owners;

vote the Fund shares in accordance with instructions received from Contract owners; and

vote Fund shares for which no instructions have been received in the same proportion as Fund shares of such portfolio for which instructions have been received,

so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners or to the extent otherwise required by law. The Company shall be responsible for assuring that each of its separate accounts participating in a Designated Portfolio calculates voting privileges as required by the Mixed and Shared Funding Exemptive Order and consistent with any reasonable standards that the Fund may adopt and provide in writing.

ARTICLE IV. Sales Material and Information

The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material that the Company develops and in which the Fund (or a Designated Portfolio thereof) or the Adviser or the Underwriter is named, at least five (5) Business Days prior to its use. No such material shall be used until approved by the Fund or its designee, and the Fund or its designee shall review such sales literature or promotional material within five (5) Business Days after receipt of such material. The Fund or its designee reserves the right to reasonably object to the continued use of any such sales literature or other promotional material in which the Fund (or a Designated Portfolio thereof) or the Adviser or the Underwriter is named, and no such material shall be used if the Fund or its designee so object.

The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund or the Adviser or the Underwriter in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus or SAI for the Fund shares, as such registration statement and prospectus or SAI may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee or by the Underwriter, except with the permission of the Fund or the Underwriter or the designee of either.

The Fund and the Underwriter, or their designee, shall furnish, or cause to be furnished, to the Company, each piece of sales literature or other promotional material that it develops and in which the Company, and/or its Account, is named. No such material shall be used until approved by the Company, and the Company shall review such sales literature or promotional material within five (5) Business Days after receipt of such material. The Company reserves the right to reasonably object to the continued use of any such sales literature or other promotional material in which the Company and/or its Account is named, and no such material shall be used if the Company so objects.

The Fund and the Underwriter shall not give any information or make any representations on behalf of the Company or concerning the Company, the Account, or the Contracts other than the information or representations contained in a registration statement, prospectus (which shall include an offering memorandum, if any, if the Contracts issued by the Company or interests therein are not registered under the 1933 Act), or SAI for the Contracts, as such registration statement, prospectus, or SAI may be amended or supplemented from time to time, or in published reports for the Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, SAIs, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, promptly after the filing of such document(s) with the SEC or other regulatory authorities.

The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses (which shall include an offering memorandum, if any, if the Contracts issued by the Company or interests therein are not registered under the 1933 Act), SAIs, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Contracts or the Account, promptly after the filing of such document(s) with the SEC or other regulatory authorities. The Company shall provide to the Fund and the Underwriter any complaints received from the Contract owners pertaining to the Fund or the Designated Portfolio.

The Fund will provide the Company with as much notice as is reasonably practicable of any proxy solicitation for any Designated Portfolio, and of any material change in the Fund’s registration statement, particularly any change resulting in a change to the registration statement or prospectus for any Account. The Fund will work with the Company so as to enable the Company to solicit proxies from Contract owners, or to make changes to its prospectus or registration statement, in an orderly manner. The Fund will make reasonable efforts to attempt to have changes affecting Contract prospectuses become effective simultaneously with the annual updates for such prospectuses.

For purposes of this Article IV, the phrase “sales literature and other promotional materials” includes, but is not limited to, any of the following that refer to the Fund or any affiliate of the Fund: advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, SAIs, shareholder reports, proxy materials, and any other communications distributed or made generally available with regard to the Fund.

ARTICLE V. Fees and Expenses

The Fund and the Underwriter shall pay no fee or other compensation to the Company under this Agreement, except that if the Fund or any Portfolio adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, then the Fund or Underwriter may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the Underwriter in writing, and such payments will be made out of existing fees otherwise payable to the Underwriter, past profits of the Underwriter, or other resources available to the Underwriter.

All expenses incident to performance by the Fund under this Agreement shall be paid by the Fund. The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale. The Fund shall bear the expenses for the cost of registration and qualification of the Fund’s shares, preparation and filing of the Fund’s prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the Fund’s shares. The Fund shall also bear the expenses of distributing proxy materials.

The Company shall bear the expenses of distributing the Fund’s prospectus and reports to owners of Contracts issued by the Company. The Company shall also bear the expenses of printing and distributing prospectuses and reports distributed to prospective purchasers of the Contracts.

ARTICLE VI. Diversification and Qualification

The Fund will at all times invest its assets in such a manner as to ensure that the Contracts will be treated as annuity or life insurance contracts, whichever is appropriate, under the Code and the regulations issued thereunder (or any successor provisions). Without limiting the scope of the foregoing, each Designated Portfolio has complied and will continue to comply with Section 817(h) of the Code and Treasury Regulation §1.817-5, and any Treasury interpretations thereof, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts, and any amendments or other modifications or successor provisions to such Section or Regulations. In the event of a breach of this Article VI by the Fund, it will promptly (a) notify the Company of such breach and (b) take all reasonable steps to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Regulation 1.817-5.

The Fund represents that it is or will be qualified as a Regulated Investment Company under Subchapter M of the Code, and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provisions) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

The Company represents that the Contracts are currently, and at the time of issuance shall be, treated as life insurance or annuity insurance contracts, under applicable provisions of the Code, and that it will make every effort to maintain such treatment, and that it will notify the Fund and the Underwriter immediately upon having a reasonable basis for believing the Contracts have ceased to be so treated or that they might not be so treated in the future.

ARTICLE VII. Potential Conflicts

The following provisions shall apply only upon issuance of the Mixed and Shared Funding Order and the sale of shares of the Fund to variable life insurance separate accounts, and then only to the extent required under the 1940 Act.

The Board will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the Contract owners of all separate accounts investing in the Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.

The Company will report any potential or existing conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities under the Mixed and Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever Contract owner voting instructions are disregarded.

If it is determined by a majority of the Board, or a majority of its disinterested members, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested Board members), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1) withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and (2) establishing a new registered management investment company or managed separate account.

If a material irreconcilable conflict arises because of a decision by the Company to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund’s election, to withdraw the Account’s investment in the Fund and terminate this Agreement with respect to each Account; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the end of that six month period the Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

If a material irreconcilable conflict arises because a particular state insurance regulator’s decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account’s investment in the Fund and terminate this Agreement with respect to such Account within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period, the Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.

For purposes of Section 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 7.3 to establish a new funding medium for the Contract if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account’s investment in the Fund and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.

If and to the extent the Mixed and Shared Funding Exemptive Order or any amendment thereto contains terms and conditions different from Sections 3.4, 3.5, 3.6, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement, then (a) the Fund will provide written notice of such differences to the Company, including a description of all steps necessary to comply with the Mixed and Shared Funding Exemptive Order; and (b) the Fund and/or the Company, as appropriate, shall take such steps as may be necessary to comply with the Mixed and Shared Funding Exemptive Order, and Sections 3.4, 3.5, 3.6, 7.1, 7.2, 7.3, 7.4

and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in the Mixed and Shared Funding Exemptive Order or any amendment thereto. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Mixed and Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Mixed and Shared Funding Exemptive Order, then (a) the Fund will provide written notice of such differences to the Company; and (b) the Fund and/or the Company, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (c) Sections 3.5, 3.6, 7.1., 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

ARTICLE VIII. Indemnification

Indemnification By the Company

8.1(a). The Company agrees to indemnify and hold harmless the Fund and the Underwriter and each of its trustees/directors and officers, and each person, if any, who controls the Fund or Underwriter within the meaning of Section 15 of the 1933 Act or who is under common control with the Underwriter (collectively, the “Indemnified Parties” for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

arise out of or are based upon any untrue statement or alleged untrue statements of any material fact contained in the registration statement, prospectus (which shall include a written description of a Contract that is not registered under the 1933 Act), or SAI for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in the registration statement, prospectus or SAI for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, SAI, or sales literature of the Fund not supplied by the Company or persons under its control) or wrongful conduct of the Company or its agents or persons under the Company’s authorization or control, with respect to the sale or distribution of the Contracts or Fund Shares; or

arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Fund by or on behalf of the Company; or

arise as a result of any material failure by the Company to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the qualification requirements specified in Article VI of this Agreement); or

arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company; or

as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.

8.1(b). The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party’s willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party’s duties or by reason of such Indemnified Party’s reckless disregard of its obligations or duties under this Agreement.

8.1(c). The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against an Indemnified Party, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such party of the Company’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.1(d). The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.

Indemnification by the Underwriter

8.2(a). The Underwriter agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements:

arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or SAI or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Underwriter or Fund by or on behalf of the Company for use in the registration statement, prospectus or SAI for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, SAI or sales literature for the Contracts not supplied by the Underwriter or persons under its control) or wrongful conduct of the Fund or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Fund shares; or

arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, SAI or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund or the Underwriter; or

arise as a result of any failure by the Fund or the Underwriter to provide the services and furnish the materials under the terms of this Agreement (including a failure of the Fund, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter;

as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.

8.2(b). The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party’s willful misfeasance, bad faith, or gross negligence in the performance or such Indemnified Party’s duties or by reason of such Indemnified Party’s reckless disregard of obligations and duties under this Agreement or to the Company or the Account, whichever is applicable.

8.2(c). The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Party, the Underwriter will be entitled to participate, at its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Underwriter to such party of the Underwriter’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of the Account.

Indemnification By the Fund

8.3(a). The Fund agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.3) against any and all losses, claims, expenses, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including legal and other expenses) to which the Indemnified Parties may be required to pay or may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, expenses, damages, liabilities or expenses (or actions in respect thereof) or settlements, are related to the operations of the Fund and:

arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement ; or

arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund;

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof.

8.3(b). The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party’s willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party’s duties or by reason of such Indemnified Party’s reckless disregard of obligations and duties under this Agreement or to the Company, the Fund, the Underwriter or the Account, whichever is applicable.

8.3(c). The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof. The Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Fund to such party of the Fund’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.3(d). The Company and the Underwriter agree promptly to notify the Fund of the commencement of any litigation or proceeding against it or any of its respective officers or directors in connection with the Agreement, the issuance or sale of the Contracts, the operation of the Account, or the sale or acquisition of shares of the Fund.

ARTICLE IX. Applicable Law

This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of California.

This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant (including, but not limited to, any Mixed and Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith. If, in the future, the Mixed and Shared Funding Exemptive Order should no longer be necessary under applicable law, then Article VII shall no longer apply.

ARTICLE X. Termination

This Agreement shall continue in full force and effect until the first to occur of:

(a)	termination by any party, for any reason with respect to some or all Designated Portfolios, by three (3) months advance written notice delivered to the other parties; or

(b)

termination by the Company by written notice to the Fund and the Underwriter based upon the Company’s determination that shares of the Fund are not reasonably available to meet the requirements of the Contracts; or

(c)

termination by the Company by written notice to the Fund and the Underwriter in the event any of the Designated Portfolio’s shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

(d)

termination by the Fund or Underwriter in the event that formal administrative proceedings are instituted against the Company by the NASD, the SEC, the Insurance Commissioner or like official of any state or any other regulatory body regarding the Company’s duties under this Agreement or related to the sale of the Contracts, the operation of any Account, or the purchase of the Fund’s shares; provided, however, that the Fund or Underwriter determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Company to perform its obligations under this Agreement; or

(e)

termination by the Company in the event that formal administrative proceedings are instituted against the Fund or Underwriter by the NASD, the SEC, or any state securities or insurance department or any other regulatory body; provided, however, that the Company determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Fund or Underwriter to perform its obligations under this Agreement; or

(f)

termination by the Company by written notice to the Fund and the Underwriter with respect to any Designated Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M or fails to comply with the Section 817(h) diversification requirements specified in Article VI hereof, or if the Company reasonably believes that such Portfolio may fail to so qualify or comply; or

(g)	termination by the Fund or Underwriter by written notice to the Company in the event that the Contracts fail to meet the qualifications specified in Article VI hereof; or

(h)

termination by either the Fund or the Underwriter by written notice to the Company, if either one or both of the Fund or the Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations, financial condition, or prospects since the date of this Agreement or is the subject of material adverse publicity; or

(i)

termination by the Company by written notice to the Fund and the Underwriter, if the Company shall determine, in its sole judgment exercised in good faith, that the Fund, Adviser, or the Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

(j)

termination by the Company upon any substitution of the shares of another investment company or series thereof for shares of a Designated Portfolio of the Fund in accordance with the terms of the Contracts, provided that the Company has given at least thirty (30) days prior written notice to the Fund and Underwriter of the date of substitution; or

(k)	termination by any party in the event that the Fund’s Board of Trustees determines that a material irreconcilable conflict exists as provided in Article VII.

Notwithstanding any termination of this Agreement, the Fund and the Underwriter shall, at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as “Existing Contracts”), unless the Underwriter requests that the Company seek an order pursuant to Section 26(b) of the 1940 Act to permit the substitution of other securities for the shares of the Designated Portfolios. The Underwriter agrees to bear the cost of seeking such an order, and the Company agrees that it shall reasonably cooperate with the Underwriter and seek such an order upon request. If the Company determines that it will seek an order pursuant to Section 26(b) of the 1940 Act to permit the substitution of other securities for the shares of the Designated Portfolios, it will bear the cost of seeking the order. Specifically, the owners of the Existing Contracts may be permitted to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 10.2 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement. The parties further agree that this Section 10.2 shall not apply to any terminations under Section 10.1(g) of this Agreement.

The Company shall not redeem Fund shares attributable to the Contracts (as opposed to Fund shares attributable to the Company’s assets held in the Account) except (i) as necessary to implement Contract owner initiated or approved transactions, (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a “Legally Required Redemption”), (iii) upon thirty (30) days prior written notice to the Fund and Underwriter, as permitted by an order of the SEC pursuant to Section 26(b) of the 1940 Act, or (iv) as permitted under the terms of the Contracts. Upon request, the Company will promptly furnish to the Fund and the Underwriter reasonable assurance that any redemption pursuant to clause (ii) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Fund or the Underwriter thirty (30) days notice of its intention to do so.

Notwithstanding any termination of this Agreement, each party’s obligation under Article VIII to indemnify the other parties shall survive.

ARTICLE XI. Notices

Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:	PIMCO Variable Insurance Trust
840 Newport Center Drive, Suite 300
Newport Beach, CA 92660

If to the Company:	Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
Attn: Maura A. Murphy, Esq., SC 1335

If to Underwriter:	PIMCO Funds Distributors LLC
2187 Atlantic Street
Stamford, CT 06902

ARTICLE XII. Miscellaneous

All persons dealing with the Fund must look solely to the property of the Fund, and in the case of a series company, the respective Designated Portfolios listed on Schedule A hereto as though each such Designated Portfolio had separately contracted with the Company and the Underwriter for the enforcement of any claims against the Fund. The parties agree that neither the Board, officers, agents or shareholders of the Fund assume any personal liability or responsibility for obligations entered into by or on behalf of the Fund.

Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such confidential information without the express written consent of the affected party until such time as such information has come into the public domain. Notwithstanding anything to the contrary contained in this Agreement, and in addition to and not in lieu of other provisions in this Agreement, each party affirms that it has procedures in place designed to protect the privacy of non-public personal consumer/customer financial information, as defined in the Gramm-Leach-Bliley Act, and it will maintain such information that it may acquire pursuant to this Agreement in confidence. Each party agrees not to use, or permit the use of, any such information for any purpose except to carry out the purposes set forth herein, in the ordinary course of business, or to disclose any such information to any person, without the prior written consent of the other party except as required by law. This provision shall survive the termination of this Agreement.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the Delaware Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the variable annuity operations of the Company are being conducted in a manner consistent with the Delaware variable annuity laws and regulations and any other applicable law or regulations.

The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies, and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date and year first written above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.):

By its authorized officers
By:	/s/ Philip K. Polkinghorn
For the President
Name:	Philip K. Polkinghorn
Title:Vice President, Retirement Products and Services

By:	/s/ Edward M. Shea
For the Secretary
Name:	Edward M. Shea
Title:	Assistant Vice President and Senior Counsel

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK:

By its authorized officers
By:	/s/ Philip K. Polkinghorn
For the President
Name:	Philip K. Polkinghorn
Title:Vice President, Retirement Products and Services

By:	/s/ Edward M. Shea
For the Secretary
Name:	Edward M. Shea
Title:	Assistant Vice President and Senior Counsel

PIMCO VARIABLE INSURANCE TRUST

By its authorized officer
By:	/s/ Jeffrey M. Sargent
Name:	Jeffrey M. Sargent
Title:	Senior Vice President

PIMCO FUNDS DISTRIBUTORS LLC

By its authorized officer
By:	/s/ Newton B. Schott, Jr.
Name:	Newton B. Schott, Jr.
Title:	Managing Director

Schedule A

PIMCO Variable Insurance Trust Portfolios:

PIMCO Emerging Markets Bond Portfolio

PIMCO High Yield Portfolio

PIMCO Total Return Bond Portfolio

PIMCO Real Return Bond Portfolio

Segregated Asset Accounts:

Sun Life of Canada (U.S.) Variable Account F; Established July 13, 1989

Sun Life (NY) Variable Account C; Established October 18, 1985